                                                                EXHIBIT 2



                               AIG LATIN AMERICA
                             EQUITY PARTNERS, LTD.

                              OFFICERS & DIRECTORS


NAME

Cesar C. Zalamea                        AIG Investment Corp. (Asia) Ltd.
Director & Chairman                     AIA Building
                                        No. 1 Stubbs Road
                                        Wan Chai Hong Kong

Alejandro J. Hibert                     Banco Frances y del
Director & Deputy Chairman              Rio de la Plata
                                        Reconquista 199
                                        1003 Buenos Aires
                                        Argentina

Jose Luiz Osorio                        Banco Icatu
Director                                Presidente Wilson 231
                                        9(degree) andar
                                        Rio de Janeiro, RJ
                                        22420-000


Jesus Zamora Leon                       Banco de Credito Overseas Limited
Director                                Av. Centenario 156
                                        Urb. Sta. Patricia, La
                                        Molina
                                        Lima, Peru


Claudio Baldovino O.                    Bicecorp S.A.
Director                                Teatinos, 220
                                        4(degree) Piso
                                        Santiago, Chile

Graham B.R. Collis                      Conyers, Dill & Pearman
Director                                Clarendon House
                                        Church Street
                                        Hamilton
                                        Bermuda

Anthony Waley                           Conyers, Dill & Pearman
Director                                Clarendon House
                                        Church Street
                                        Hamilton
                                        Bermuda

L. Michael Murphy                       American International Building
Secretary                               Richmond Road
                                        Pembroke 543
                                        Bermuda

Alberto Marcel                          70 Pine Street
Chief Executive Officer                 New York, NY  10270
                                        U.S.A.

                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                                  Sullivan & Cromwell
                                                     125 Broad Street
                                                     New York, New York  10004

Lloyd M. Bentsen                                     2600 Texas Commerce Tower
                                                     600 Travis Street
                                                     Suite 2600
                                                     Houston, Texas 77002

Pei-yan Chia                                         298 Bedford - Banksville Road
                                                     Bedford, New York  10506

Marshall A. Cohen                                    Cassels, Brock & Blackwell
                                                     40 King Street West
                                                     20th Fl.
                                                     Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.                               P.O. Box 218
                                                     Alexander, New York  14005

Martin S. Feldstein                                  National Bureau of Economic
                                                       Research, Inc.
                                                     1050 Massachusetts Avenue
                                                     Cambridge, Massachusetts  02138

Leslie L. Gonda                                      International Lease Finance
                                                       Corporation
                                                     1999 Avenue of the Stars
                                                     Los Angeles, California  90067

Evan G. Greenberg                                    American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York 10270

M. R. Greenberg                                      American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York  10270

Carla A. Hills                                       Hills & Company
                                                     1200 19th Street, N.W. - 5th Fl.
                                                     Washington, DC  20036

Frank J. Hoenemeyer                                  7 Harwood Drive
                                                     Madison, New Jersey  07940

Edward E. Matthews                                   American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York 10270

Dean P. Phypers                                      220 Rosebrook Road
                                                     New Canaan, Connecticut  06840

John J. Roberts                                      American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York 10270

Howard I. Smith                                      American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York 10270

Thomas R. Tizzio                                     American International Group, Inc.
                                                     70 Pine Street
                                                     New York, New York 10270

Edmund S. W. Tse                                     American International Assurance
                                                     Co., Ltd.
                                                     1 Stubbs Road
                                                     Hong Kong

                       AMERICAN INTERNATIONAL GROUP, INC.

                   OFFICERS' NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                                       Chairman & Chief Executive Officer
 70 Pine Street
 New York, New York  10270

Thomas R. Tizzio                                     Senior Vice Chairman - General
 70 Pine Street                                       Insurance
 New York, New York  10270

Edward E. Matthews                                   Vice Chairman - Investments &
 70 Pine Street                                       Financial Services
 New York, New York  10270

John J. Roberts                                      Vice Chairman - External Affairs
 70 Pine Street
 New York, New York  10270

Edmund S.W. Tse                                      Vice Chairman - Life Insurance
 American International
 Assurance Co., Ltd.
 1 Stubbs Road
 Hong Kong

Evan G. Greenberg                                    President & Chief Operating Officer
 70 Pine Street
 New York, New York  10270

Edwin A.G. Manton                                    Senior Advisor
 70 Pine Street
 New York, New York  12070

Ernest E. Stempel                                    Senior Advisor
 70 Pine Street
 New York, New York  10270

Robert B. Sandler                                    Executive Vice President - Senior
 70 Pine Street                                       Casualty Actuary & Senior Claims
 New York, New York  10270                            Officer

Howard I. Smith                                      Executive Vice President, Chief
70 Pine Street                                        Financial Officer & Comptroller
 New York, New York  10270

Ronald J. Anderson                                   Senior Vice President -
 AIU KK                                               Foreign General Insurance
 CPO Box 953
 Tokyo, 100-91

Lawrence W. English                                  Senior Vice President -
 70 Pine Street                                       Administration
 New York, New York  10270

Axel I. Freudmann                                    Senior Vice President - Human
 72 Wall Street                                       Resources
 New York, New York  10270

John G. Hughes                                       Senior Vice President -
 70 Pine Street                                       Worldwide Claims
 New York, New York  10270

L. Oakley Johnson                                    Senior Vice President -
 1455 Pennsylvania Ave.                               Corporate Affairs
 Suite 900
 Washington, DC  20004

Kevin H. Kelley                                      Senior Vice President -
Lexington Insurance Company                           Domestic General Insurance
 200 State Street
 Boston, MA  02109

Kristian P. Moor                                     Senior Vice President -
 70 Pine Street                                       Domestic General Insurance
 New York, New York 10270

Win J. Neuger                                        Senior Vice President & Chief
 70 Pine Street                                       Investment Officer
 New York, New York  10270

R. Kendall Nottingham                                Senior Vice President - Life
 American Life Insurance Company                      Insurance
 1 ALICO Plaza
 Wilmington, DE  19899

Robert J. O'Connell                                  Senior Vice President - Life
 70 Pine Street                                       Insurance
 New York, New York  10270

Nicholas A. O'Kulich                                 Senior Vice President - Life
 70 Pine Street                                       Insurance
 New York, New York  10270

B. Michael Schlenke                                  Senior Vice President -
 70 Pine Street                                       Domestic General Insurance
 New York, New York  10270

Martin J. Sullivan                                   Senior Vice President -
 70 Pine Street                                       Foreign General Insurance
 New York, New York 10270

Frank Chan                                           Vice President - Life
American International                                Insurance
Assurance Co., Ltd.
 1 Stubbs Road
 Hong Kong

Edward Cloonan                                       Vice President - Corporate
 70 Pine Street                                       Affairs
 New York, New York 10270

Jose L. Cuisia, Jr.                                  Vice President - Life
Philippine American Life and                          Insurance
General Insurance Company
 The Philam Life Building
 United Nations Avenue
 Manila 0990
 Philippines

Hamilton C. Da Silva                                 Vice President - Foreign
 70 Pine Street                                       General Insurance
 New York, New York  10270

Florence A. Davis                                    Vice President & General
 70 Pine Street                                       Counsel
 New York, New York  10270

William N. Dooley                                    Vice President & Treasurer
 70 Pine Street
 New York, New York  10270

William A. Freda                                     Vice President - Foreign
 70 Pine Street                                       General Claims
 New York, New York  10270

David M. Hupp                                        Vice President - Domestic
 70 Pine Street                                       General Insurance
 New York, New York  10270

Harold Jacobowitz                                    Vice President - Claims
 70 Pine Street                                       Litigation
 New York, New York  10270

Thomas G. Kaiser                                     Vice President - Foreign
 70 Pine Street                                       General Insurance
 New York, New York  10270

Jeffrey M. Kestenbaum                                Vice President - Foreign
 70 Pine Street                                       General Insurance
 New York, New York  10270

Boon-Teik Koay                                       Vice President - Life
Nan Shan Life Insurance Company                       Insurance
Nan Shan Life Building
 144, Sec., 2, Min Chuan East Road
 Taipei, Taiwan

Robert E. Lewis                                      Vice President & Chief Credit
 70 Pine Street                                       Officer
 New York, New York  10270

Richard Merski                                       Vice President - Corporate
 1455 Pennsylvania Avenue                             Affairs
 Suite 900
 Washington, DC 20004

Christian M. Milton                                  Vice President - Reinsurance
 99 John Street
 New York, New York  10038

Michael Mitrovic                                     Vice President - Worldwide
 70 Pine Street                                       Financial Services Claims
 New York, New York  10270

Frank Petralito II                                   Vice President & Director of
 70 Pine Street                                       Taxes
 New York, New York  10270

Theodore J. Rupley                                   Vice President - Domestic
 70 Pine Street                                       General Insurance
 New York, New York 10270

Kathleen E. Shannon                                  Vice President, Secretary &
 70 Pine Street                                       Associate General Counsel
 New York, New York  10270

Joseph C. Smetana, Jr.                               Vice President - Foreign
 70 Pine Street                                       General Insurance
 New York, New York  10270

Joseph Umansky                                       Vice President & Deputy
 70 Pine Street                                       Comptroller
 New York, New York  10270

William Vinck                                        Vice President & Chief
 70 Pine Street                                       Information Officer
 New York, New York 10270

Nicholas C. Walsh                                    Vice President - Foreign
AIG Europe (U.K.) Limited                             General Insurance
 120 Fenchurch Street
 London, England EC3M 5BP

John T. Wooster, Jr.                                 Vice President  -
 72 Wall Street                                       Communications
 New York, New York  10270

Cesar C. Zalamea                                     Vice President - Investments
AIG Investment Corp. (Asia) Ltd.
 AIA Building
 No. 1 Stubbs Road
 Wan Chai
 Hong Kong

               AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS, LTD.

                   OFFICERS' NAME, TITLE AND BUSINESS ADDRESS


DIRECTORS:

Houghton Freeman                                     Director
 990 Taber Ridge Road
 Stowe, Vermont

Evan Glenn Greenberg                                 Director
 70 Pine Street
 New York, New York 10270

Maurice Raymond Greenberg                            Director
 70 Pine Street
 New York, New York  10270

Joseph Charles Henry Johnson                         Director
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

Edwin Alfred Greenville Manton                       Director
 70 Pine Street
 New York, New York  10270

Lawrence Michael Murphy                              Director
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

John Joseph Roberts                                  Director
 70 Pine Street
 New York, New York  10270

OFFICERS:

Evan Glenn Greenberg                                 Chairman of the Board
 70 Pine Street
 New York, New York 10270

Houghton Freeman                                     Honorary Chairman
 990 Taber Ridge Road
 Stowe, Vermont

Joseph Charles Henry Johnson                         President
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

Lawrence Michael Murphy                              Vice President & Secretary
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

S. George Cubbon                                     Assistant Vice President
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

Joseph Charles Henry Johnson                         Treasurer
 American International Building
 29 Richmond Road
 Pembroke HM 08
 Bermuda

                        STARR INTERNATIONAL COMPANY, INC.

                              OFFICERS & DIRECTORS


Houghton Freeman                                     1880 Mountain Road, #14
Director                                             Stowe, Vermont 05672

Evan G. Greenberg                                    70 Pine Street
Director                                             New York, New York  10270

Maurice R. Greenberg                                 70 Pine Street
Director & Chairman of                               New York, New York  10270
the Board

Joseph C.H. Johnson                                  American International Building
Executive Vice President                             Richmond Road
 & Treasurer                                         Pembroke 543 Bermuda

Edwin A.G. Manton                                    70 Pine Street
Director                                             New York, New York  10270

Edward E. Matthews                                   70 Pine Street
Director                                             New York, New York  10270

L. Michael Murphy                                    American International Building
Director & Secretary                                 Richmond Road
                                                     Pembroke  543 Bermuda

John J. Roberts                                      70 Pine Street
Director                                             New York, New York  12070

Robert M. Sandler                                    70 Pine Street
Director                                             New York, New York  10270

Ernest E. Stempel                                    70 Pine Street
Director                                             New York, New York  10270

Thomas R. Tizzio                                     70 Pine Street
Director                                             New York, New York  10270

Edmund S.W. Tse                                      1 Stubbs Road
Director                                             Hong Kong

                              THE STARR FOUNDATION

                              OFFICERS & DIRECTORS


M.R. Greenberg                                       70 Pine Street
Director and Chairman                                New York, New York  10270

T.C. Hsu                                             70 Pine Street
Director and President                               New York, New York  10270

Marion Breen                                         70 Pine Street
Director and Vice President                          New York, New York  10270

John J. Roberts                                      70 Pine Street
Director                                             New York, New York  10270

Ernest E. Stempel                                    70 Pine Street
Director                                             New York, New York  10270

Houghton Freeman                                     1880 Mountain Road, #14
Director                                             Stowe, Vermont   05672

Edwin A.G. Manton                                    70 Pine Street
Director                                             New York, New York  10270

Gladys Thomas                                        70 Pine Street
Vice President                                       New York, New York  10270

Frank Tengi                                          70 Pine Street
Treasurer                                            New York, New York  10270

Ida Galler                                           70 Pine Street
Secretary                                            New York, New York  10270